UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2020

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250

Plymouth Meeting, PA
(address of principal executive offices)

19462

(zip code)
(610) 630-6357
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Explanatory Note

As previously announced, on May 25, 2020, AdaptHealth Corp., a Delaware corporation (the “Company”), entered into a definitive agreement to acquire Solara Holdings, LLC (“Solara”). For further information related to the proposed acquisition, please see the Company’s Current Report on Form 8-K dated May 29, 2020. The acquisition of Solara has not yet been consummated, and there can be no assurance that the transaction will be consummated as contemplated.

Item 8.01. Other Events.

The Company's board of directors has determined to postpone the Company's 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which was originally scheduled to be held at 10:30 a.m. Eastern Time on July 9, 2020.

The Company has determined to postpone the Annual Meeting in order to add a new proposal to be considered at the Annual Meeting relating to the approval, pursuant to the Nasdaq Listing Rules, of the removal of the conversion restrictions as will be applicable to certain new series of preferred stock to be issued to certain investors as described in the Company's Current Report on Form 8-K dated May 29, 2020.

The Company will announce the Annual Meeting's new date and time, and the record date for the Annual Meeting, at a later date.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

•	The audited consolidated financial statements of Solara Medical Supplies, LLC as of December 31, 2019 and 2018 (Successor) and for the year ended December 31, 2019 (Successor) and the period from June 1, 2018 to December 31, 2018 (Successor) and financial statements for the period from January 1, 2018 to May 31, 2018 (Predecessor) and the related notes to the financial statements are incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

•	The unaudited consolidated interim financial statements of Solara Medical Supplies, LLC as of March 31, 2020 and December 31, 2019 and for the three months ended March 31, 2020 and 2019, and the related notes to the financial statements are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

•	The unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Corp. as of and for the three months ended March 31, 2020 and for the year ended December 31, 2019 are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits

99.1	Audited consolidated financial statements of Solara Medical Supplies, LLC as of December 31, 2019 and 2018 (Successor) and for the year ended December 31, 2019 (Successor) and the period from June 1, 2018 to December 31, 2018 (Successor) and financial statements for the period from January 1, 2018 to May 31, 2018 (Predecessor)
99.2	Unaudited consolidated interim financial statements of Solara Medical Supplies, LLC as of March 31, 2020 and December 31, 2019 and for the three months ended March 31, 2020 and 2019
99.3	Unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Corp. as of and for the three months ended March 31, 2020 and for the year ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Gregg Holst
Gregg Holst
Chief Financial Officer

Dated: June 18, 2020